UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒                  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

LUXURBAN HOTELS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This amended and restated proxy statement (this “Amended Proxy Statement”) amends the definitive proxy statement and proxy card of LuxUrban Hotels Inc. (the “Company”, “we,” “us” or “our”) filed with the Securities and Exchange Commission on April 18, 2023 (the “Proxy Statement”). The Proxy Statement was filed in connection with the Company’s 2023 Annual Meeting of Stockholders, which is scheduled to be held on June 6, 2023 (the “Annual Meeting”).

This Amended Proxy Statement is being filed to add a new proposal for consideration at the Annual Meeting: Proposal No. 4, asking our stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”) pursuant to the Letter Agreement, dated May 21, 2023 by and between the Company and Greenle.

The changes to the Proxy Statement as reflected in this Amended Proxy Statement reflect such updates and other related and conforming changes relating to the addition of the share issuance proposal as new Proposal No. 4. No attempt has been made in this Amended Proxy Statement to otherwise modify or update disclosures presented in the Proxy Statement. This Amended Proxy Statement does not otherwise reflect events occurring after the filing of the Proxy Statement or modify or update disclosures affected by subsequent events.

2125 Biscayne Blvd, Suite 253
Miami, Florida 33137

June 5, 2023

Dear Fellow Stockholders:

The Board of Directors of LuxUrban Hotels Inc. (the “Company,” “LUXH,” “we,” “us” or “our”), has determined to recommend an additional proposal for approval by stockholders at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held online via a live webcast at 9:30 a.m. Eastern Time on June 6, 2023.

The additional proposal to be presented at the Annual Meeting is Proposal No. 4 asking our stockholders to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”) pursuant to the Letter Agreement, dated May 21, 2023 by and between the Company and Greenle.

Because this additional proposal was not described in our definitive proxy statement, filed with the Securities and Exchange Commission on April 18, 2023 (the “Proxy Statement”), we are providing additional information in the enclosed amended and restated proxy statement (the “Amended Proxy Statement”) and an amended proxy card or voting instruction form to allow our stockholders to vote on this additional proposal. An Amended Notice of Annual Meeting is being delivered with the Amended Proxy Statement.

The amended proxy card covers the three proposals included in the Proxy Statement and adds the new Proposal No. 4. If you wish to vote on this new Proposal No. 4, you must sign, date and return the enclosed proxy card (or follow the instructions to vote by Internet or telephone). Signing and submitting this amended proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the amended proxy card (or vote by Internet or telephone), in addition to voting on Proposal No. 4, you must mark the amended proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1, 2 and 3.

Please read the Proxy Statement and this Amended Proxy Statement in their entirety as together they contain all of the information that is important to your decisions in voting at the Annual Meeting

Your vote is important. We encourage you to review the proxy materials and hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend in person. Instructions regarding the four methods of voting are contained in the proxy card or voting instruction card.

On behalf of the Board of Directors, we thank you for your ongoing support and investment in our Company.

Sincerely,

/s/ Brian Ferdinand

Brian Ferdinand
Chairman and Chief Executive Officer

2125 Biscayne Blvd, Suite 253
Miami, Florida 33137

AMENDED NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:30 a.m., Eastern Time, on June 6, 2023
PLACE	The Annual Meeting will be held online via a live webcast at www.virtualshareholdermeeting.com/LUXH2023 and there will not be a physical location at which the Annual Meeting is held.
ITEMS OF BUSINESS	1)	The election of seven directors nominated by the Board of Directors, each to serve until the 2024 Annual Meeting and until their successors are duly elected and qualify;
	2)	To ratify the appointment of Grassi & Co., CPAs, P.C. as the independent registered public accounting firm for LUXH for the fiscal year ending December 31, 2023;
	3)	To approve an amendment to our 2022 Long-Term Incentive Equity Plan (the “Equity Incentive Plan”) to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes;
	4)	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”) pursuant to the Letter Agreement, dated May 21, 2023 by and between the Company and Greenle; and
	5)	To transact such other business as may properly be brought before the Annual Meeting and any adjournment, postponement or continuation thereof.
RECORD DATE	In order to vote, you must have been a stockholder of record at the close of business on April 13, 2023 (the “Record Date”). The stock transfer books will not be closed.
ADMISSION TO THE ANNUAL MEETING

Stockholders and proxy holders may attend the Annual Meeting online via the live webcast at www.virtualshareholdermeeting.com/LUXH2023. To participate in the Annual Meeting, you will need your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompany your proxy materials. If you do not have a control number, contact your broker for access or follow the instructions sent with your proxy materials. Guests may join the Annual Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual Annual Meeting. Once admitted, you may submit questions or vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. Online check-in will begin at 9:15 a.m., Eastern Time, on June 6, 2023.

For further information on admission, please refer to the question entitled “What do I need to do to attend the meeting?” on page 3 of the Amended Proxy Statement which follows this notice.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to stockholders online. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while keeping costs down and reducing the environmental impact of our Annual Meeting. On or about April 27, 2023, we began mailing a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”), how to vote online, how to request and return a proxy card by mail and how to attend the online meeting, if desired. Stockholders may request to receive a paper copy of the proxy materials and will subsequently be mailed the Proxy Statement, the Amended Proxy Statement, our 2022 Annual Report and a proxy card.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE VIA THE LIVE WEBCAST, YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY.
It is important that your shares are represented and voted at the Annual Meeting, whether online via the live webcast or by proxy. In addition to voting your shares online during the Annual Meeting, you may authorize your proxy by visiting www.voteproxy.com, by telephone as described on the proxy card accompanying this notice and the attached proxy statement or by signing and returning the proxy card in the enclosed envelope. The Company recommends that you authorize a proxy to vote even if you plan to attend the Annual Meeting online. You can authorize a proxy to vote online or by telephone at any time prior to 11:59 p.m., Eastern Time, on June 5, 2023. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

You may revoke your proxy by (1) executing and submitting a later dated proxy card by mail, (2) subsequently authorizing a proxy online or by telephone, (3) sending a written revocation of your proxy by mail to the Company’s Secretary at its principal executive offices or (4) attending the Annual Meeting and voting online per the procedures contained herein. Proxies submitted online or by telephone must be received by 11:59 p.m., Eastern Time, on June 5, 2023. Proxies submitted or revoked by mail must be received by the Company by 12:00 p.m., Eastern Time, on June 6, 2023.

PROXY VOTING	We cordially invite you to attend the meeting online, but regardless of whether you plan to be present, please authorize your proxy in one of the following ways:
	1)	VISIT THE WEBSITE noted on your proxy card or the Notice of Internet Availability of Proxy Materials to authorize your proxy via the Internet;
	2)	If you receive a printed copy of the proxy materials by mail, USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card (this is a free call in the U.S.); or
	3)	If you receive a printed copy of the proxy materials by mail, MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the envelope provided, which requires no additional postage if mailed in the U.S.
Any proxy may be revoked by you at any time prior to its exercise at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2023:

The Amended Notice of Annual Meeting of Stockholders, the Proxy Statement, the Amended Proxy
Statement and the 2022 Annual Report are available on LuxUrban Hotel Inc.’s website,
www.luxurbanhotels.com. Information on or connected to these websites is not deemed to be a part of this proxy solicitation, the Proxy Statement or the Amended Proxy Statement.

By Order of the Board of Directors,

/s/ Shanoop Kothari
Shanoop Kothari
President, Chief Financial Officer and Secretary
June 5, 2023

2125 Biscayne Blvd, Suite 253
Miami, Florida 33137

AMENDED PROXY STATEMENT

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
What is the purpose of the Annual Meeting?	1
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?	1
Who is entitled to vote at the Annual Meeting?	2
What are the voting rights of stockholders?	2
How many shares are outstanding?	2
What constitutes a quorum?	2
What is the difference between a “stockholder of record” and a “street name” holder?	2
How do I vote?	2
Can I vote my shares online at the meeting?	3
What do I need to do to attend the meeting?	3
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?	3
Can I change my vote after I have mailed in my proxy card?	3
How may I vote for each proposal?	3
What are the Board of Directors’ recommendations on how I should vote my shares?	4
What if I authorize a proxy without specifying a choice on any given matter at the Annual Meeting?	4
What if I hold my shares through a broker, bank or other nominee?	4
How are abstentions and broker non-votes treated?	4
What if I return my proxy card but do not provide voting instructions?	5
What happens if additional matters are presented at the Annual Meeting?	5
Who will count the votes?	5
Who pays the cost of this proxy solicitation?	5
How do I submit a stockholder proposal for inclusion in the proxy materials for next year’s annual meeting, and what is the deadline for submitting a proposal?	5
If I share my residence with another stockholder, how many copies of the Notice of Internet Availability of Proxy Materials should I receive?	6
What if I consent to have one set of materials mailed now but change my mind later?	6
The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?	6
Other Information	6

PROPOSAL NO. 1. ELECTION OF DIRECTORS	7
Nominees for Election	7
PROPOSAL NO. 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
CORPORATE GOVERNANCE	11
Board of Directors and Committees	11
Executive Officers	13
Family Relationships	14
Compensation Committee Interlocks and Insider Participation	14
Board Leadership Structure	14
Role of our Board of Directors in Risk Oversight	15
Board Diversity	15
Communications with the Board of Directors	16
Code of Business Conduct and Ethics	16
Employee, Officer and Director Hedging	16
EXECUTIVE COMPENSATION	16
General	16
Summary Compensation Table	17
Outstanding Equity Awards at Fiscal Year-End	18
Executive Compensation Arrangements	18
Director Compensation	19
Narrative Disclosure to Director Compensation Table	19
PROPOSAL NO. 3. TO APPROVE AN AMENDMENT TO OUR 2022 LONG-TERM EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR AWARDS MADE THEREUNDER	20
Background to the Proposal	20
Summary of the Amendment	20
Summary of the EIP, as amended by the Amendment	21
EIP Administration	21
Eligibility	21
Available Shares	21
Awards under the EIP	21
Accelerated Vesting and Exercisability	23
Other Limitations	23
Term and Amendments	23
Withholding Taxes	23
U.S. Federal Income Tax Consequences	23
New EIP Benefits	25
PROPOSAL NO. 4 TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCES, FROM TIME TO TIME, OF UP TO AN AGGREGATE OF 6,740,000 SHARES OF THE COMPANY’S COMMON STOCK TO GREENLE PURSUANT TO THE MAY LETTER AGREEMENT	26
Background to the Proposal	26
Nasdaq Stockholder Approval Requirement	27
AUDIT COMMITTEE REPORT	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	31
Affiliate Financings	31
OTHER MATTERS	32
STOCKHOLDER PROPOSALS AND NOMINATIONS	32
ANNUAL REPORT ON FORM 10-K	33

2125 Biscayne Blvd, Suite 253
Miami, Florida 33137

2023 ANNUAL MEETING OF STOCKHOLDERS

LuxUrban Hotels Inc. is furnishing this Amended Proxy Statement in connection with our solicitation of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). This year’s Annual Meeting will be held online via a live webcast at www.virtualshareholdermeeting.com/LUXH2023 at 9:30 a.m., Eastern Time, on June 6, 2023. To access the Annual Meeting, visit www.virtualshareholdermeeting.com/LUXH2023 and enter your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompany your proxy materials. If you do not have a control number, contact your broker for access or follow the instructions sent with your proxy materials. Guests may join the Annual Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual Annual Meeting. Once admitted, you may submit questions or vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. We are making this Amended Proxy Statement and the enclosed amended proxy card available to our stockholders commencing on or about June 5, 2023.

Unless the context suggests otherwise, references in this Amended Proxy Statement to “LuxUrban,” “LUXH,” “Company,” “we,” “us” and “our” are to LuxUrban Hotels Inc., a Delaware corporation, together with our consolidated subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:

●	The election of seven directors nominated by our Board of Directors (our “Board of Directors”) and listed in this Amended Proxy Statement to serve until the 2024 Annual Meeting and until their successors are duly elected and qualify;

●	To ratify the appointment of Grassi & Co., CPAs, P.C. as the independent registered public accounting firm for LUXH for the fiscal year ending December 31, 2023;

●	To approve an amendment to our 2022 Long-Term Incentive Equity Plan (“Equity Incentive Plan”) to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes;

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Greenle Partners LLC Series Beta P.S. (“Greenle Beta” and, together with Greenle Alpha, “Greenle”) pursuant to the Letter Agreement, dated May 21, 2023 by and between the Company and Greenle (the “May Letter Agreement”); and

●	Such other business as may properly come before the Annual Meeting or any adjournment, continuation or postponement thereof.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish our proxy materials online to our stockholders by delivering a Notice of Internet Availability of Proxy Materials in the mail. Unless requested, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review the Proxy Statement and our 2022 Annual Report by visiting www.virtualshareholdermeeting.com/LUXH2023. The Notice of Internet Availability of Proxy Materials also instructs you on how you may submit your proxy online, or how you can request a full set of proxy materials, including a proxy card to return by mail. If you received a Notice of Internet Availability of Proxy Materials in the mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials provided in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 13, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting and any adjournments or postponements thereof. A list of these stockholders will be available for inspection for 10 days preceding the Annual Meeting at our principal executive offices located at 2125 Biscyane Blvd, Suite 253, Miami, FL 33137.

What are the voting rights of stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting.

How many shares are outstanding?

At the close of business on April 13, 2023, the Record Date, 30,206,716 shares of our common stock were issued and outstanding.

What constitutes a quorum?

The presence online via the live webcast or by proxy of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, LLC, our transfer agent and registrar, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

If you are a “street name” holder, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares online at the Annual Meeting.

How do I vote?

If you are a registered stockholder, meaning that your shares are registered in your name, you have four voting options. You may vote:

●	online at the web address noted in the Notice of Internet Availability of Proxy Materials or proxy card you received (if you have access to the Internet, we encourage you to vote in this manner);

●	by telephone using the number noted on the proxy card you received (if you received a proxy card);

●	by signing and dating your proxy card (if you received a proxy card) and mailing it in the prepaid, preaddressed envelope enclosed therewith; or

●	by attending the Annual Meeting and voting online via the live webcast at www.virtualshareholdermeeting.com/LUXH2023. You will need the 16-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card.

Please carefully follow the directions in the Notice of Internet Availability of Proxy Materials or proxy card you received. Proxies submitted online or by telephone must be received by 11:59 p.m., Eastern Time, on June 5, 2023. Proxies submitted by mail must be received by the Company by 12:00 p.m., Eastern Time, on June 6, 2023.

Can I vote my shares online at the meeting?

If you are a “stockholder of record,” you may vote your shares online via the live webcast at the Annual Meeting by visiting the link www.virtualshareholdermeeting.com/LUXH2023 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompany your proxy materials.

What do I need to do to attend the meeting?

Only stockholders who owned our common stock as of the close of business on April 13, 2023, the Record Date, may vote their shares online at Annual Meeting via the live webcast. If attending the Annual Meeting online via the live webcast, you will need to visit www.virtualshareholdermeeting.com/LUXH2023 and enter your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompany your proxy materials. If you do not have a control number, contact your broker for access or follow the instructions sent with your proxy materials. Guests may join the Annual Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual Annual Meeting. Once admitted, you may submit questions or vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. Online check-in will begin at 9:15 a.m., Eastern Time, on June 6, 2023.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

It means that you have multiple accounts with our transfer agent and/or with a broker, bank or other nominee. You will need to vote separately with respect to each Notice of Internet Availability of Proxy Materials or proxy card you received. Please vote all of the shares you own.

Can I change my vote after I have mailed in my proxy card?

If you are a stockholder of record, you may revoke your proxy by doing one of the following:

●	by sending a written notice of revocation stating that you revoke your proxy by mail to our Secretary at 2125 Biscayne Blvd, Suite 253, Miami, FL 33137 so it is received no later than 12:00 p.m., Eastern Time, on June 6, 2023;

●	by signing a later-dated proxy card and submitting it so it is received prior to the meeting in accordance with the instructions included in the proxy card(s);

●	subsequently authorizing a proxy online or by telephone; or

●	by attending the Annual Meeting and voting your shares online via the live webcast at www.virtualshareholdermeeting.com/LUXH2023. You will be asked for the 16-digit control number found on your Notice of Internet Availability of Proxy Materials or proxy card you previously received.

If you are a “street name” stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

How may I vote for each proposal?

Proposal 1 ___	In the election of the seven director nominees, you may vote “FOR” all nominees, “WITHOLD” your vote as to all nominees, or “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. If a quorum is present at the Annual Meeting, each director will be elected by the vote of a plurality of the votes cast with respect to that director nominee’s election. Under the plurality standard, the number of individuals equal to the number of directorships to be filled who receive more votes than other nominees are elected to the board, regardless of whether they receive a majority of votes cast. Abstentions and broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on the election of directors, although they will be considered present for the purpose of determining the presence of a quorum. Under our Bylaws, cumulative voting is not permitted.

Proposal 2 ___	If a quorum is present, the proposal to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for 2023 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. An abstention is not counted toward the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm, and the effect of an abstention is the same as a vote “Against” the ratification. Ratification of this appointment is a discretionary item upon which your bank or broker has the authority to vote uninstructed shares. Should your broker not indicate their vote relating to the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for fiscal year 2023, but otherwise appoint the proxies, your shares will be voted “For” the ratification of the appointment of Grassi & Co., CPAs, P.C. as the independent registered public accounting firm for fiscal year 2023.

Proposal 3 ___	If a quorum is present, the proposal to approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. An abstention is not counted toward the approval of an amendment to our Equity Incentive Plan, and the effect of an abstention is the same as a vote “Against” the approval. Broker non-votes will have no impact on this proposal.

Proposal 4 ___

If a quorum is present, the proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. An abstention is not counted toward the approval of the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement, and the effect of an abstention is the same as a vote “Against” the approval. Broker non-votes will have no impact on this proposal.

None of the proposals, if approved, entitle stockholders to appraisal rights under Delaware law or our Charter.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors unanimously recommends that you vote:

Proposal 1 —	For all of the Board of Directors’ seven nominees for election as director.
Proposal 2 —	For the proposal to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accountants for 2023.
Proposal 3 —	For the proposal to approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes.

Proposal 4 —	For the proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement.

What if I authorize a proxy without specifying a choice on any given matter at the Annual Meeting?

If you are a stockholder of record as of the Record Date and you properly authorize a proxy (whether online, telephone or mail) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board of Directors’ recommendation on that matter. If you are a stockholder of record as of the Record Date and you fail to authorize a proxy or vote online via the live webcast at the Annual Meeting, assuming that a quorum is present at the Annual Meeting, it will have no impact on the result of the vote of Proposal 1, but will be counted as a vote “Against” Proposals 2, 3 and 4.

What if I hold my shares through a broker, bank or other nominee?

If you hold your shares through a broker, bank or other nominee, under the rules of the Nasdaq Stock Market (“Nasdaq”), your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal.

How are abstentions and broker non-votes treated?

A “broker non-vote” occurs when a bank, broker or other holder of record holding shares of our common stock for a beneficial owner does not vote on a particular proposal, because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

Under the rules of the Nasdaq, brokerage firms may have the discretionary authority to vote their customers’ shares of our common stock on certain routine matters for which they do not receive voting instructions, including the ratification of independent auditors, and thus brokers may vote at their discretion on Proposal 2 if they do not receive voting instructions from you on Proposal 2. Under the rules of the Nasdaq, Proposals 1, 3 and 4 are not considered “routine” matters for purposes of broker discretionary voting and therefore, brokers may not vote on Proposals 1, 3 or 4 if they do not receive voting instructions from you on Proposals 1, 3 or 4, respectively.

Treatment of abstentions with respect to Proposals 1, 2, 3 and 4 is discussed above under the heading “How may I vote for each proposal?”.

What if I return my proxy card but do not provide voting instructions?

If you return a signed proxy card but do not provide voting instructions, your shares will be voted by the proxies identified in the proxy card as follows:

Proposal 1 —	For all of the Board of Directors’ seven nominees for election as director.

Proposal 2 —	For the proposal to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accountants for 2023.

Proposal 3 —	For the proposal to approve an amendment to our Equity Incentive Plan to increase the number of shares of our common stock available for awards made thereunder and certain other administrative changes.

Proposal 4 —

For the proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement.

What happens if additional matters are presented at the Annual Meeting?

We know of no other matters other than the items of business described in this Amended Proxy Statement that can be considered at the meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

Who will count the votes?

A representative of Broadridge Financial Services, Inc. (“Broadridge”) or one of its affiliates will act as the inspector of election and will tabulate votes.

Who pays the cost of this proxy solicitation?

We will bear the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, proxies may be solicited personally, by telephone or otherwise. Our directors, officers and employees may also solicit proxies but will not receive any additional compensation for their services. Proxies and the Proxy Materials will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.

How do I submit a stockholder proposal for inclusion in the proxy materials for next year’s annual meeting, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 14a-8”) for presentation at our 2023 annual meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices by April 7, 2024. All proposals must contain the information specified in, and otherwise comply with, our Bylaws. Proposals should be sent via registered, certified or express mail to: 2125 Biscayne Blvd, Suite 253, Miami, FL 33137, Attention: Shanoop Kothari. For more information regarding stockholder proposals, see “Stockholder Proposals and Nominations” below.

The Company’s Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, but not included in the Company’s proxy statement, the stockholder must give timely notice in writing not earlier than March 8, 2024, nor later than April 7, 2024, which is the time period that is not later than 60 days nor earlier than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs. As to each matter, the notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and the business proposed to be brought before the annual meeting.

The Company’s Bylaws provide that a stockholder of record, both at the time of the giving of the required notice set forth in this sentence and at the time of the 2024 Annual Meeting, entitled to vote at the annual meeting may nominate persons for election to the Board of Directors by mailing written notice to the Secretary of the Company not earlier than March 8, 2024, nor later than April 7, 2024, which is the time period that is not more than 90 days nor less than 60 days prior to date of the meeting; provided however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs. The notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and each person whom the stockholder wishes to nominate for election as a director.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2024, unless the date of the 2024 annual meeting of stockholders has been changed by more than 30 days from the previous year’s annual meeting of stockholders.

In addition to our Bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act, and the rules and regulations thereunder. Our Bylaws do not affect any right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our Proxy Statement pursuant to Rule 14a-8 or Rule 14a-19 (or any successor provision).

If I share my residence with another stockholder, how many copies of the Notice of Internet Availability of Proxy Materials should I receive?

We are sending only a single Notice of Internet Availability of Proxy Materials to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the SEC. This practice reduces the volume of duplicate information received at your household and helps us to reduce costs. Each stockholder will continue to receive a separate proxy card or voting instructions card. We will deliver promptly, upon written request or oral request, a separate copy of the 2022 Annual Report, Proxy Statement or Amended Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents were previously delivered. If you prefer to receive separate copies of the notice or annual meeting materials, contact Broadridge at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future notices or annual meeting materials for your household, please contact Broadridge at the above phone number or address.

What if I consent to have one set of materials mailed now but change my mind later?

You may withdraw your householding consent at any time by contacting Broadridge at the address and phone number provided above. We will begin sending separate copies of stockholders communications to you within 30 days of receipt of your instructions.

The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting Broadridge at the address and phone number provided above.

Other Information

Our 2022 Annual Report is available at www.sec.gov, and, if you received a printed copy of the Proxy Statement, accompanies the Proxy Statement. However, the 2022 Annual Report forms no part of the material for the solicitation of proxies.

The 2022 Annual Report may also be accessed through our website at http://www.luxurbanhotels.com by clicking on the “Investors” link. At the written request of any stockholder who owns our common stock as of the close of business on the Record Date, we will provide, without charge, additional paper copies of our 2022 Annual Report, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide copies of the exhibits for a reasonable fee. You can request copies of our 2022 Annual Report by following the instructions on the Notice of Internet Availability of Proxy Materials or by mailing a written request to:

LuxUrban Hotels Inc. 2125 Biscayne Blvd, Suite 253 Miami, FL 33137 Attention: Secretary

PROPOSAL NO. 1. ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors, provided that there shall never be less than one director nor more than nine. The Board of Directors has fixed the number of directors at seven. All directors are elected for a term of one year and until their successors are elected and qualify or until such director’s earlier resignation, removal from office, death or incapacity. The Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, has nominated Brian Ferdinand, Jimmie Chatmon, Leonard Toboroff, David Berg, Donald Engel, Aimee J. Nelson and Jeffrey Webb for election at the Annual Meeting for a term to expire at the annual meeting of stockholders in 2024 and until their successors are duly elected and qualify.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of all of the nominees named in Proposal No. 1. Should any of the nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other person as the Nominating and Corporate Governance Committee may recommend. The Board of Directors knows of no reason why any of the nominees might be unable or refuse to accept nomination or election.

Nominees for Election

Information is set forth below regarding each of our Board of Directors’ seven nominees.

Name	Age	Position(s)
Brian Ferdinand	46	Chief Executive Officer and Chairman of the Board of Directors
Jimmie Chatmon	29	Chief Operations Officer and Director
Leonard Toboroff	90	Independent Director
David Berg	37	Director
Donald Engel	88	Independent Director
Aimee J. Nelson	46	Independent Director
Jeffrey Webb	74	Independent Director

Brian Ferdinand

Mr. Ferdinand was the Co-Founder and Manager of both Corphousing LLC and SoBeNY Partners LLC prior to their conversions into C corporations in January 2022, and has been the Chief Executive Officer and Chairman of the Board of our company since that date. Prior to founding our company in 2017, Mr. Ferdinand was Chief Operating Officer and a partner at VacationRentals LLC, a provider of loyalty-branded, hotel-alternative accommodations, and prior to that, from 2011 through 2014, Mr. Ferdinand served as a member of the Board of Directors and Head of Corporate Strategy at Liquid Holdings, Inc. (“Liquid”), a designer and operator of fintech-based brokerage order execution platforms and services. Liquid filed for Chapter 11bankruptcy protection in January 2016. From 2002 through 2011, Mr. Ferdinand served as Managing Director and partner at ECHOTrade LLC, a proprietary trading firm, where he oversaw that company’s expansion from 30 to nearly 1000 licensed traders working in offices throughout the United States and internationally in a joint back office partnership with Merrill Lynch and Bank of America. Mr. Ferdinand entered into an Offer of Settlement with the Securities and Exchange Commission on April 22, 2020, in connection with allegations that he, as a board member of Liquid Holdings Group Inc., (a) reviewed a Form 10-Q and signed a Form 10-K for the fiscal year 2013 that failed to disclose material facts of Liquid’s reliance on a related party entity (a principal customer of Liquid and a company of which Mr. Ferdinand was an owner) and from which Liquid received material subscription fees, and (b) failed to file required Forms 4 and amendments to Schedule 13D to reflect material changes to his ownership in Liquid’s shares of common stock, causing Liquid to violate Section 13(a), 13(d)(2) and 16(a) of the Exchange Act and related rules thereof. Mr. Ferdinand consented, without admitting or denying any findings, to a cease and desist order from any alleged secondary violations of Section 17(a)(2) of the Securities Act and 13(a) of the Exchange Act, which are non-scienter provisions in which negligence is sufficient to establish liability for causing a primary violation; and Section 13(d)(2) and Section 16(a) of the Exchange Act, which are personal security reporting provisions under which strict liability is sufficient to establish a violation. As a result of the settlement, Mr. Ferdinand was also required to pay a fine of $115,000.

Jimmie Chatmon

Mr. Chatmon was named Chief Operating Officer in November 2022. He has served as our Executive Vice President since November 2017 and as a director of our company since November 2021. In this role he has helped our company grow in the short-term rental marketplace, drawing upon his prior experience and analytical expertise in designing our daily pricing and distribution strategies, while overseeing our revenue management team. Before joining our company, from July 2016 to November 2017, Mr. Chatmon worked in sales and revenue management at Vacation Rentals LLC, a provider of loyalty-branded, hotel-alternative accommodations. Mr. Chatmon earned his B.S. in Business Administration from the University of Miami in 2015.

Leonard Toboroff

Mr. Toboroff has served as one of the independent directors of our company since June 2021. Mr. Toboroff is a private investor. He was the Executive Vice President and Vice Chairman of the Board of Allis-Chalmers Energy Inc., a provider of products and services to the oil and gas industry, from 1988 to 2007. He was a director (and finance committee member) and Vice Chairman of Riddell Sports Corp., a sporting goods manufacturer, from 1988 to 2003. From 1998 until its sale in 2006, Mr. Toboroff was a director (and finance committee member) and Vice Chairman of Varsity Brands, Inc. a provider of goods and services to the school spirit industry. From 1988 to 1995 he was a director (and finance committee member) of Saratoga Springs Water Co. From 1989 to 1998, he was Managing Director of the Corinthian Capital Group, LLC, a private equity fund. From 2005 to 2008, Mr. Toboroff was a director (and finance committee member) of ENGEX Corp., a closed-end mutual fund. From 2001 to 2004, he was a director of NOVT Corp. a developer of advanced medical treatments for coronary and vascular disease. From 2006 to 2009, he was a director of Asset Alliance Corp., an alternative investment company. From 1987 to 1988, Mr. Toboroff was Head of M&A at Rooney Pace Co. Investment Bank. From 1980 to 1990, Mr. Toboroff was the Chairman or Vice Chairman of American Bakeries Co., a Fortune 500 company. Mr. Toboroff also has been a founding shareholder in various companies that completed their public offering including in fields of game technology, crowdfunding, and medical marijuana. Mr. Toboroff was a practicing attorney from 1960 to 1990, engaging in appellate practice in various federal courts and the U.S. Supreme Court and is a member of the US Supreme Court Historical Society. Mr. Toboroff is a graduate of Syracuse University and the University of Michigan Law School.

David Berg

Mr. Berg has served as one of our directors since consummation of our IPO in August 2022. Since January 2018, Mr. Berg has served as Partner of Infinity Collective, parent company of Infinity Real Estate, a private real estate investment and development company based in New York that owns, manages, and has developed over two million square feet of space, overseeing Infinity’s middle-market acquisitions, investment ventures, and the implementation of the firm’s overall investment strategy within Infinity’s expanding portfolio in New York City, Washington, D.C., Philadelphia, and Miami. From September 2011 to December 2018, he was Director of Investments at Infinity. From April 2010 to September 2011, Mr. Berg served as an Investment Manager at Monday Properties, a real estate investment firm that owns and operates properties primarily in New York City and the greater Washington, D.C. metro area where he focused on the asset management of Class-A office towers. From August 2009 to April 2010, Mr. Berg was Vice President of Acquisitions at Mermelstein Development, an international real estate company principally engaged in the acquisition, ownership, investment, management and development of residencial, commercial and mixed-use properties, where he focused on mixed-use multi-family and retail-oriented investments. Mr. Berg started his career as an Investment Banking Analyst at RBC Capital Markets from June 2008 to July 2009. Mr. Berg graduated from the Goizueta Business School at Emory University.

Donald Engel

Mr. Engel has served as one of our independent directors since consummation of our IPO in August 2022. Since 2020, he has served on the Board of Directors of Visionary Vehicles, PC, a company that focuses on developing environmentally-efficient cars. From 1995 to 2004, Mr. Engel served as a consultant to the investment firm Morgan Joseph (now Morgan Joseph TriArtisan Group). Mr. Engel served as Managing Director at and a consultant to Drexel Burnham Lambert, Inc., a multi-national investment bank, from 1975 to 1990. Mr. Engel has served as a director on the boards of numerous companies, including Blink Charging Company (NASDAQ: BLNK), which designs and operates electronic vehicle charging stations, where he served from 2000 to 2022; Triangle Industries, a metal component manufacturer supplier, from 1984 to 1990; Revlon Consumer Products Corporation, the iconic leading company in beauty products, from 1985 to 1988; Uniroyal Chemical, a specialty and polymer manufacturer, from 1984 to 1990; and ATL Corporation, a medical device manufacturer, from 1982 to 1985. He has also held board seats from time to time at Banner Industries, a leading manufacturer of medical care and other industrial components, Savannah Pulp & Paper, a paper products manufacturer, and APL Corp., a leading logistics company.

Aimee J. Nelson

Ms. Nelson has served as one of our independent directors since consummation of our IPO in August 2022. From June 2020 to present, Ms. Nelson has provided various clients with financial and strategic consulting services through her firm, AJAY Ventures. From January 2020 to June 2020, she was the Chief Financial Officer of Cuisine Global, a plant-based food and lifestyle company, where she implemented new accounting and vendor management systems, oversee assets sales, and created annual budgets and strategic plans. From April 2014 to May 2018, she was a Managing Director at Fifth Third Bank, a national bank, where she oversaw a portfolio of corporate lending clients, ranging from starts ups to mature high-revenue businesses. From January 2012 to April 2014 she was a consultant to Wild Oats, LLC, a development stage company funded by Yucaipa Companies, overseeing the formation of a joint venture with Daymon Worldwide to launch more than 160 fresh foods and nonfood products through global retail chains. From June 2010 to December 2011 she was a finance consultant to Key Development, LLC, a family office, consulting with that company on the areas of business acquisitions and opportunities. From 1999 to May 2010 she worked in various capacities at national banks, including JPMorgan Chase, Compass Bank, Wachovia Bank and Park Cities Bank, where she helped building portfolios of banking clients and assisted in business growth initiatives, including in the areas of real estate and commercial real estate lending. She received her BBA from Texas Christian University and her MBA from Southern Methodist University.

Jeffrey Webb

Mr. Webb has served as one of our independent directors since consummation of our IPO in August 2022. Mr. Webb became Chairman and Chief Executive Officer of Varsity Brands when that company was formed in 2012 from the merger of Varsity Spirit Corporation, a company founded by Mr. Webb, and Herff Jones, a leading producer of high school and college graduation apparel and class rings. He stepped down as CEO of Varsity Brands in 2016. He continued to serve as Chief Executive Officer of Varsity Brands through its acquisition by Bain Capital Private Equity for $2.8 billion in 2018, and ultimately retired as its Chairman in 2020. In 1974, Mr. Webb founded Varsity Spirit Corporation, a company that develops nationwide training camp systems, distributes uniforms and equipment, and produces national televised championship competitions, tours and performance for and featuring collegiate and high school spirit and cheerleading organizations. Events produced by Varsity Spirit Corporation include high-profile events such as the Macy’s Thanksgiving Day Parade in New York, the Citrus Bowl, and various European events. Prior to founding Varsity Spirit Corporation, from 1972 to 1974, he served in various capacities with Cheerleader Supply Company, a distributor of spirit and cheerleading uniforms and equipment, including as its Vice President and General Manager. Mr. Webb is the founder of the Universal Cheerleading Association (UCA). He is also the founder and current President of the International Cheer Union, the world governing body of the sport of cheerleading. Mr. Webb received his B.S. degree in political science from the University of Oklahoma.

PROPOSAL NO. 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 13, 2023, the Audit Committee approved appointing Grassi & Co., CPAs, P.C. to serve as LUXH’s independent public accountants for the fiscal year ending December 31, 2023. Grassi & Co., CPAs, P.C. has served as our independent public accountants since 2021.

We are asking our stockholders to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accountants for our fiscal year ending December 31, 2023. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of Grassi & Co., CPAs, P.C. to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of LUXH. A representative of Grassi & Co., CPAs, P.C. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF GRASSI & CO., CPAs, p.c., TO AUDIT THE FINANCIAL STATEMENTS OF LUXH FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Audit Fees

The following table presents the aggregate fees billed by Grassi & Co., CPAs, P.C. for each service listed below for the years ended December 31, 2022 and December 31, 2021.

	2022	2021
Audit Fees(1)	$321,094	$148,988
Audit-Related Fees	49,834	—
Tax Fees	—	—
All Other Fees	—	—
Total	$370,928	$148,988

(1)	Audit fees consisted of the aggregate fees billed for professional services rendered by Grassi & Co., CPAs, P.C. in connection with its audit of our consolidated financial statements, review of our 2022 Annual Report, audits required in connection with leasing transactions, and certain additional services associated with accessing the capital markets, including reviewing registration statements and the issuance and preparation of comfort letters and consents.

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the Audit Committee of that public company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X are met. All of the audit and audit-related services described above were pre-approved by the Audit Committee and, as a consequence, such services were not provided pursuant to a waiver of the pre-approval requirement set forth in this Rule. The Audit Committee charter provides guidelines for the pre-approval of independent auditor services. All of the audit and audit-related services described above were completed by full-time, permanent employees of Grassi & Co., CPAs, P.C.

CORPORATE GOVERNANCE

Board of Directors and Committees

Our common stock is listed on the Nasdaq under the symbol “LUXH” and we are subject to the Nasdaq listing standards. We have adopted charters for the audit, compensation, nominating and corporate governance and finance, risk and investment committees of the Board of Directors intended to satisfy Nasdaq listing standards. We have also adopted a code of business conduct and ethics for our directors and officers intended to satisfy Nasdaq listing standards and the definition of a “code of ethics” set forth in applicable SEC rules. Our code of ethics are available on our website at http://www.luxurbanhotels.com.

We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the overall management and control of our affairs. Our Board of Directors, or the Finance, Risk and Investment Committee thereof, must approve all investment decisions involving the leasing of properties in accordance with our investment guidelines and upon recommendations made by our management.

We currently have seven directors, four of whom our Board of Directors has determined are independent directors under standards established by the SEC and the Nasdaq. Our independent directors are Leonard Toboroff, Donald Engel, Aimee J. Nelson and Jeffrey Webb. When considering whether directors have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

We are a “controlled company” under the rules of the Nasdaq. The rules of Nasdaq define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. As of April 18, 2023, Mr. Ferdinand beneficially owns approximately 56.2% of the voting power of our outstanding capital stock. As a result, we qualify for exemptions from certain corporate governance requirements under Nasdaq rules. We have elected at this time to not opt into these exemptions, although we could do so in the future. Even though we will be a controlled company, we are required to comply with the rules of the SEC and Nasdaq relating to the membership, qualifications and operations of the audit committee, as discussed below.

Meetings of Our Board of Directors

During fiscal year 2022, all incumbent directors, other than Jeffrey Webb, who served in fiscal year 2022 attended at least 75% of the aggregate of:

●	the total number of meetings of the Board of Directors held during the period for which the director had been a director; and

●	the total number of meetings held by all committees of the Board of Directors on which the director served during the periods that the director served.

Committees of Our Board of Directors

Our Board of Directors has established a standing audit committee, nominating and corporate governance committee, compensation committee, and finance, risk and investment committee. The composition and responsibilities of each of the committees of our Board of Directors is below.

Audit Committee

Our audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

Our audit committee currently consists of Ms. Nelson, Mr. Toboroff and Mr. Webb, with Ms. Nelson serving as chair. Each such member meets the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. In addition, our Board of Directors has determined that each member of our audit committee meets the financial literacy requirements of the Nasdaq listing standards and that Ms. Nelson will qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter is available on our website at www.luxurbanhotels.com.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;

●	periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors, including recommending to our Board of Directors the nominees for election to our Board of Directors at annual meetings of our stockholders;

●	overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees; and

●	developing and recommending to our Board of Directors a set of corporate governance guidelines.

Our nominating and corporate governance committee currently consists of Ms. Nelson, Mr. Toboroff and Mr. Webb, with Mr. Webb serving as chair. Our Board of Directors has affirmatively determined that each member of this committee meets the definition of “independent director” under Nasdaq rules. Our nominating and corporate governance committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter is available on our website at www.luxurbanhotels.com.

In accordance with the our Bylaws and Rule 14a-19, any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to the Board of Directors if such stockholder complies with the notice procedures set forth in the Bylaws and summarized in “Questions and Answers About the Annual Meeting” elsewhere in this Amended Proxy Statement. Nominees recommended by stockholders will be evaluated in the same manner as those recommended by our Nominating and Corporate Governance Committee.

Compensation Committee

Our compensation committee is responsible for, among other things:

●	reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board of Directors, in connection with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;

●	reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;

●	reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;

●	making recommendations to our Board of Directors regarding the compensation of our directors; and

●	appointing and overseeing any compensation consultants.

Our compensation committee consists of Ms. Nelson, Mr. Toboroff and Mr. Webb, with Mr. Toboroff serving as chair. Each member of this committee meets the definition of “independent director” for purposes of serving on the compensation committee under Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of the charter is available on our website at www.luxurbanhotels.com.

Finance, Risk and Investment Committee

Our finance, risk & investment committee is responsible for, among other things:

●	reviewing and providing guidance to management and our Board of Directors with respect to our capital and liquidity risk management processes and strategies, financial risk management strategies, capital structure and capital expenditures strategy;

●	overseeing our investment policies and strategies; and

●	reviewing and evaluating our policies with respect to enterprise risk assessment and enterprise risk management, including our financial and cybersecurity risks.

Our finance, risk & investment committee currently consists of Ms. Nelson, Mr. Toboroff and Mr. Webb.

Annual Board of Directors Evaluations

Pursuant to the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee intends to, going forward, oversee an annual evaluation of the performance of the Board of Directors and each committee of the Board of Directors. The evaluation process is designed to assess the overall effectiveness of the Board of Directors and its committees and to identify opportunities for improving the operations and procedures of the Board of Directors and each committee. The process is meant to solicit ideas from directors about (i) improving prioritization of issues, (ii) improving quality of management presentations, (iii) improving quality of Board of Directors or committee discussions on key matters, (iv) identifying specific issues that should be discussed in the future, and (v) identifying any other matters of importance to the functioning of the Board of Directors or committee. The annual evaluations will be conducted in the first quarter of each calendar year and the results of the annual evaluation will be reviewed and discussed by the Board of Directors.

Executive Officers

Information is set forth below regarding each of our executive officers who do not serve as directors of LUXH. Information regarding executive officers who also serve on our Board of Directors is presented elsewhere in this Amended Proxy Statement under the heading “Nominees for Election.”

Name	Age	Position(s)
Shanoop Kothari	50	President, Chief Financial Officer and Secretary
Karl Rothman	56	Chief Accounting Officer
Kevin J. Mikolashek	52	Chief Compliance Officer

Shanoop Kothari

Mr. Kothari has been our Chief Financial Officer since January 2022 and our President since January 2023. From January 2019 until September 2021, Mr., Kothari was the Chief Financial Officer of NuZee Inc (Nasdaq: NUZE), an environmentally friendly coffee co-packing services company. From July 2020 until May 2021, Mr. Kothari also served, in dual capacity, as NuZee’s Chief Operating Officer. In addition, Mr. Kothari served as a director of NuZee from October 2019 to March 2021. Prior to joining NuZee, Mr. Kothari was a Managing Director at B. Riley FBR, Inc. (“FBR”) from June 2014 until September 2018, where he oversaw the provision of a wide range of financial services to FBR’s oil and gas clients. From September 2012 to June 2014, Mr. Kothari was the Chief Financial Officer of a private oil and gas refinery joint venture with HollyFrontier. Mr. Kothari was an investment banker at Credit Suisse working in the energy industry investment segment from June 2005 until September 2012. From May 1998 until April 2003, Mr. Kothari served in variety of capacities for BindView Development, a publicly traded software company, including as Chief Financial Officer (from January 2001 to May 2001). Mr. Kothari was senior auditor at Price Waterhouse, an international accounting and consulting firm, from June 1995 to May 1998. Mr. Kothari has more than 25 years of accounting, finance and capital markets experience. Mr. Kothari holds a BA in Accounting from Southern Methodist University and an MBA from Rice University. Mr. Kothari is also a licensed CPA and CIA and possesses Series 7 / 24 / 63 licenses.

Karl Rothman

Mr. Rothman was our Chief Financial Officer from May 2021 to January 2022. He has been our Chief Accounting Officer since January 2022. From December 2012 to November 2020, he was the President and Owner of Rothman and Company, an outsourced accounting services company where he oversaw clients in the health care, real estate and legal industries. Prior to this, Mr. Rothman served as an independent consultant for numerous small and growing businesses, providing Sarbanes-Oxley reviews and tax, project management, and outsourced accounting services. He is a Certified Public Accountant and a graduate of the University of Virginia.

Kevin J. Mikolashek

Mr. Mikolashek has been our Chief Compliance Officer since September 2021. Prior to joining our company, from April 2018 until September 2021, he served as Managing Director for Misbah-Maher Consultancy, a consulting firm focused on Federal Government contracts in Afghanistan, and for Maher Legal Services, a law firm. From November 2015 to March 2018, Mr. Mikolashek was Senior Counsel at the Enforcement Division of the Federal Reserve Board of Governors, investigating large financial institutions. From November 2005 to November 2015, he served in the U.S. Department of Justice as an Assistant United States Attorney in the Eastern District of Virginia, where he led complex procurement fraud investigations into some of the nation’s largest defense contractors, and represented the United States in civil litigation. From January 1997 to November 2005, Mr. Mikolashek served as an Army Judge Advocate Officer, prosecuting felonies, providing legal advice to combat commanders, and representing the Army in civil litigation. Since May 2016, Mr. Mikolashek has been on the Board of Directors of Western Fairfax Christian Ministries, a non-profit organization that provides relief to the hungry and homeless, and has served as Treasurer for that organization since May 2017. Mr. Mikolashek served in the United States Army from 1997 to 2005. Mr. Mikolashek holds an M.B.A from the University of Virginia Darden Graduate School of Business, a J.D. from the Dickinson School of Law of Pennsylvania State University, and a B.A. from the Shippensburg University of Pennsylvania.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Ms. Nelson, Mr. Toboroff and Mr. Webb. No member of the compensation committee was at any time after the date of our formation, or currently is, an officer or employee of our company, and no member of the compensation committee had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K. None of our executive officers serves, or in the past has served, as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our compensation committee.

Board Leadership Structure

Mr. Ferdinand, our Chief Executive Officer is also the Chairman of our Board of Directors. Our Board of Directors determined that having our Chief Executive Officer also serve as the Chairman of our Board of Directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Mr. Ferdinand founded and has led our company since its inception. Our Board of Directors believes that Mr. Ferdinand’s strategic vision for our business, his in-depth knowledge of our operations and the short-stay vacation and real estate industries, and his experience serving on our Board of Directors and as Chief Executive Officer since our inception make him well qualified to serve as both Chairman of our Board of Directors and Chief Executive Officer.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Board of Directors administers this oversight function directly, with support from the four standing committees, our audit committee, our compensation committee, our finance, risk and investment committee and our nominating and corporate governance committee, each of which addresses risks specific to its respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management takes to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our finance, risk and investment committee is responsible for managing risks associated with our capital structure, credit, liquidity and operations, as well as financial and cybersecurity risks, and oversees our enterprise risk management framework. Our nominating and corporate governance committee provides oversight with respect to corporate governance and ethical conduct. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk. In addition, the Board of Directors receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility. Our Board of Directors does not believe that its role in the oversight of our risks affects the Board of Directors’ leadership structure.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate characteristics, skills, and experience required for the Board of Directors as a whole and its individual members. Although our Board of Directors does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, our nominating and corporate governance committee will consider factors including, without limitation, issues of character, personal and professional integrity, ethics and values, experience in corporate management, finance and other experience relevant to our industry, relevant social policy concerns, judgment, potential conflicts of interest, other commitments, practical and mature business judgment, including the ability to make independent analytical inquiries, and such factors as age, sex, race, place of residence and specialized experience and any other relevant qualifications, attributes or skills.

Board Diversity Matrix (As of April 18, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board of Directors or any of its committees may do so by writing to the Chairman of the Board, Board of Directors of LuxUrban Hotels Inc., c/o Secretary, 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137. The Secretary will review all communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board of Directors and its committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of responsibility of one of the committees of our Board of Directors are also to be forwarded to the chairman of the appropriate committee. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded but will be made available to any director who wishes to review them.

Code of Business Conduct and Ethics

Our Board of Directors adopted a code of business conduct and ethics that establishes the standards of ethical conduct applicable to all of our directors, officers, employees, consultants and contractors. The code of ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, compliance with applicable governmental laws, rules and regulations, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the code of ethics, employee misconduct, conflicts of interest or other violations. Any waiver of our code of ethics with respect to our Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, Chief Operating Officer and President, or persons performing similar functions may only be authorized by our Nominating and Corporate Governance Committee and will be promptly disclosed as required by law and Nasdaq regulations and posted on our website. Amendments to the code of ethics must be approved by our Board of Directors and will be promptly disclosed and posted on our website (other than technical, administrative or non-substantive changes). Our code of ethics is publicly available on our website at http://www.luxurbanhotels.com and in print to any stockholder who requests a copy.

Employee, Officer and Director Hedging

Effective August 16, 2022, the Company’s Board of Directors adopted a policy prohibiting hedging of the Company’s securities, including our common stock, that applies to all directors, officers, employees and consultants of the Company and its subsidiaries and their respective families, others living his or her household and entities over which he or she exercises influence or control (each, an “Insider”). The policy prohibiting hedging prohibits the purchase or sale by any Insider of puts, calls, options or other derivative securities, including financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, based on the Company’s securities. Failure to comply with the policy prohibiting hedging will be grounds for immediate termination of the Insider’s employment with or service to the Company.

EXECUTIVE COMPENSATION

General

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2022, our Chief Executive Officer and our three other highest-paid executive officers, or our named executive officers, and their positions were as follows:

●	Brian Ferdinand, our Chairman and Chief Executive Officer;

●	David Gurfein, our former President and Chief Operating Officer;

●	Shanoop Kothari, our President and Chief Financial Officer; and

●	Jimmie Chatmon, our Chief Operating Officer and Executive Vice President.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2021 and 2022:

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Brian Ferdinand(1)
2021	$721,506	$—	$—	$—	$—	$—	$—	$721,506
2022	$791,845	$—	$—	$—	$—	$—	$—	$791,845
David Gurfein(2)
2021	$7,560	$—	$—	$—	$—	$—	$—	$7,560
2022	$285,000	$250,000	$—	$256,620	$—	$—	$—	$791,620
Shanoop Kothari(3)
2021	$225,000	$—	$—	$—	$—	$—	$—	$225,000
2022	$225,000	$—	$1,478,750	$—	$—	$—	$—	$1,703,750
Jimmie Chatmon(4)
2021	$149,460	$—	$—	$—	$—	$—	$—	$149,460
2022	$225,000	$—	$—	$—	$—	$—	$—	$225,000

(1)	Mr. Ferdinand’s services were provided to our company in 2021 through a consulting agreement between our company and SuperLuxMia LLC, a consulting firm owned by Mr. Ferdinand. In connection with our IPO, such consulting agreement was terminated and Mr. Ferdinand entered into an employment agreement with our company as described below under “Executive Compensation Arrangements.”

(2)	Mr. Gurfein’s services were provided to our company in 2021 through a consulting agreement between our company and himself. In connection with our IPO, such consulting agreement was terminated and Mr. Gurfein entered into an employment agreement with our company. On November 29, 2022, we entered into an agreement with Mr. Gurfein, our former President and Chief Operating Officer, pursuant to which Mr. Gurfein transitioned on January 1, 2023 from the position of President and Chief Operating Officer and an employee of the Company to a consultant to the Company as described below under “Executive Compensation Arrangements.”

(3)	Mr. Kothari’s services were provided to our company in 2021 through a consulting agreement between our company and himself. In connection with our IPO, such consulting agreement was terminated and Mr. Ferdinand entered into an employment agreement with our company as described below under “Executive Compensation Arrangements.”

(4)	Mr. Chatmon’s services were provided to our company in 2021 through a consulting agreement between our company and Rothman & Company, a company owned and controlled by him. In connection with our IPO, such consulting agreement was terminated, and Mr. Chatmon entered into an employment agreement with our company as described below under “Executive Compensation Arrangements.”

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Underlying Unexercised Options (#) Exercisable	Underlying Unexercised Options (#) unexercisable	Number of securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that have not Vested ($)	Equity Incentive Plan Awards Number of Unearned Shares Units of Other Rights that have not Vested
Brian Ferdinand
2021	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—
David Gurfein
2021	—	—	—	—	—	—	—	—
2022	388,818	—	—	4.00	8/12/32	—	—	—
Shanoop Kothari
2021	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—
Jimmie Chatmon
2021	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—

Executive Compensation Arrangements

Each of Brian Ferdinand, our Chairman and Chief Executive Officer, David Gurfein, our former President and Chief Operating Officer, Shanoop Kothari, our President and Chief Financial Officer, Kevin Mikolashek, our Chief Compliance Officer, Karl Rothman, our Chief Accounting Officer, and Jimmie Chatmon, our Chief Operating Officer entered into three-year employment agreements at the closing of our IPO, providing for annual salaries of $600,000, $250,000, $225,000, $75,000, $180,000 and $225,000, respectively. Each agreement has customary noncompete and nonsolicitation provisions and provides for termination by our company for cause and by the employee for good reason.

On November 29, 2022, we entered into an agreement with Mr. Gurfein, our former President and Chief Operating Officer, pursuant to which Mr. Gurfein transitioned on January 1, 2023 from the position of President and Chief Operating Officer and an employee of the Company to a consultant to the Company. In connection with such transition, Shanoop Kothari remained Chief Financial Officer while also becoming our President and Jimmy Chatmon became our Chief Operating Officer.

As part of his previous employment Mr. Gurfein was issued options to purchase 388,818 shares of our common stock under the Equity Incentive Plan. The options are exercisable at $4.00 per share. These options shall vest only upon our attainment of annual revenues during the option term as follows: 33-1/3% vest if our company’s revenues exceed $150 million (and up to $275 million) in any fiscal year during the option term, an additional 33-1/3% vest if our company’s revenues exceed $275 million (and up to $400 million) in any fiscal year during the option term; and the final 33-1/3% vest if our company’s revenues exceed $400 million in any fiscal year during the option term. As part of his existing consulting agreement with our company, Mr. Gurfein received a bonus of $250,000 in connection with our IPO.

In December 2022, as part of his employment Mr. Kothari was issued 875,000 shares of restricted stock under our Equity Incentive Plan. These shares vested immediately, but up to 75% of such shares are subject to forfeiture in the event his employment is terminated by the Company for cause, or by Mr. Kothari other than for good reason. In connection with the issuance of such shares, Mr. Kothari and the Company agree to cancel options to purchase up to an aggregate of 500,000 shares previously granted to Mr. Kothari under the Equity Incentive Plan.

As part of his employment Mr. Rothman has been issued options to purchase 125,000 shares of our common stock under the Equity Incentive Plan. The options are exercisable at $4.00 per share. These shares shall vest in three equal annual installments, commencing on August 16, 2023.

As part of his employment Mr. Mikolashek has been issued options to purchase 93,750 shares of our common stock under the Equity Incentive Plan. The options are exercisable at $4.00 per share. These shares shall vest in three equal annual installments, commencing on August 16, 2023. Mr. Mikolashek was paid a bonus of $50,000, in connection with our IPO.

Director Compensation

The table below summarizes the compensation information for our directors for the fiscal year ended December 31, 2022. Mr. Ferdinand, our Chief Executive Officer, and Mr. Chatmon, our Chief Operating Officer, are not included in this table as they receive no compensation for his services as a director.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
David Berg	$72,000	$108,000	—	—	—	—	$180,000
Donald Engel	$72,000	$108,000	—	—	—	—	$180,000
Aimee J. Nelson	$72,000	$108,000	—	—	—	—	$180,000
Leonard Toboroff	$72,000	$108,000	—	—	—	—	$180,000
Jeffrey Webb	$72,000	$108,000	—	—	—	—	$180,000

(1)

Amounts included in the “Stock Awards” column reflect the grant date fair value of shares common stock awarded to directors in connection with the closing of the IPO on August 16, 2022, computed in accordance with FASB ASC Topic 718 (without regard to forfeitures).

Narrative Disclosure to Director Compensation Table

In connection with our IPO, each of our independent directors was awarded 13,500 shares of our common stock as part of their annual compensation for serving on our Board of Directors. In February 2023, each of our independent directors was awarded 33,333 shares of our common stock as part of their annual compensation for service on our Board of Directors. In addition, the Board has adopted a non-employee director compensation policy pursuant to which (i) each non-employee director receives an annual retainer of $180,000 per year comprised of $72,000 in cash and the issuance of shares of our common stock in two semi-annual tranches each having a market value based on the price of our common stock on the last trading day prior to issuance of $54,000 per tranche. In addition, we reimburse each of our non-employee directors for his or her travel expenses incurred in connection with his or her attendance at Board and committee meetings. As of the date of this Amended Proxy Statement, the Board of Directors has begun disbursement of the cash portion of the annual retainer. Additionally, upon the recommendation of the Compensation Committee, the Board of Directors intends to amend the non-employee director compensation policy to compensate such directors solely with issuances of common stock beginning in August 2023.

PROPOSAL NO. 3. TO APPROVE AN AMENDMENT TO OUR 2022 LONG-TERM EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR AWARDS MADE THEREUNDER

Background to the Proposal

Our 2022 Long-Term Incentive Equity Plan (the “EIP”) was adopted in January 2022. The EIP permits the grants of stock options, stock appreciation rights (“SARs”), restricted common stock and other stock-based awards. A total of 3,000,000 shares of common stock were originally authorized for issuance under the EIP. As of December 31, 2022, approximately 147,016 shares (and approximately 168,892 shares as of April 18, 2023) of our common stock remain available for issuance for equity-based awards under the EIP.

The Board of Directors believes that the EIP has benefited the Company by assisting in recruiting and retaining the services of individuals with ability and initiative and enabling such individuals to participate in the future services of the Company and by aligning the interests of such individuals with the interests of the Company and its stockholders.

On April 13, 2023, the Board of Directors amended the EIP, subject to the approval of stockholders (the “Amendment”). The Amendment is described below and includes an increase in the total number of shares of common stock that may be issued pursuant to awards granted under the EIP from 168,892 shares that remain available for issuance under the EIP to 1,622,016 shares.

The increase in the EIP’s share authorization will continue the Company’s ability to provide incentive and equity compensation opportunities pursuant to the EIP. The Board of Directors believes that the Company’s ability to provide competitive levels and types of compensation, including equity and incentive compensation opportunities, is important to recruiting and retaining talented executives and other key employees. Absent stockholder approval of the Amendment, the share authorization under the EIP could become exhausted and the Company would be unable to provide equity and incentive compensation pursuant to awards granted under the EIP. The Company thus would be required to use cash-based awards as the medium of payment for all incentive compensation.

The Amendment is described below and the material features of the EIP, as amended by the Amendment, are summarized below. A copy of the Amendment is included as Appendix A to this Amended Proxy Statement. The summary below is qualified in its entirety by reference to the text of the EIP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE EIP.

Summary of the Amendment

As more fully described below, the Amendment increases the EIP’s share authorization.

Share Authorization

As of December 31, 2022, approximately 147,016 shares (approximately 168,892 shares as of April 18, 2023) of the EIP’s 3,000,000 share authorization remain available. The Amendment will increase the aggregate share authorization by 1,500,000 shares.

In determining the proposed increase in the EIP’s share authorization, the Board of Directors considered anticipated share usage over the next five years for equity-based awards given past equity grant practices and the expected growth of the Company over the next five years and the size of the proposed increase relative to the number of issued and outstanding shares of the Company’s common stock, and the Company’s understanding of its investors’ perceptions of the appropriate size of the increase in the EIP’s share authorization. The Board of Directors believes that the additional share authorization included in the Amendment will be sufficient to provide competitive equity grants to eligible employees over the next few years and will not be perceived by most shareholders as overly dilutive. In the event that our shareholders do not approve the Amendment at the 2023 Annual Meeting, we expect that we may have to adopt a cash-based incentive program in the future, which may adversely affect our ability to attract and retain highly qualified executives and directors and potentially could be detrimental to our results of operations.

Summary of the EIP, as amended by the Amendment

The summary of the EIP appearing below is qualified in its entirety by the actual terms of the EIP, as amended by the Amendment. As used in this summary, the term “Grant” means the issuance of a Stock Option, SAR, Restricted Stock or Other Stock-Based Award grant as contemplated herein or any combination thereof as applicable to an eligible person. All capitalized terms in this summary not defined in this summary shall have the meaning in the EIP.

EIP Administration

The EIP is administered by the Board or by a committee of the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Presently, the EIP is administered by the compensation committee. Subject to the provisions of the EIP, the committee determines, among other things, the persons to whom from time-to-time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise, or forfeiture provisions related to the awards.

Eligibility

The Company may grant awards under the EIP to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries.

Available Shares

There are 1,622,016 shares of our common stock reserved for issuance under the EIP. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the EIP. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the EIP, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Awards under the EIP

Options. The EIP provides both for “incentive” stock options as defined in Section 422 of Internal Revenue Code of 1986, as amended (the “Code”), and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the EIP. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian, or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

SARs. Under the EIP, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the EIP, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The EIP requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards. Under the EIP, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the EIP or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the EIP shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the EIP, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

Term and Amendments

Unless terminated by the Board, the EIP shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock. The obligations of the Company under the EIP are contingent on such arrangements being made.

U.S. Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the EIP is only a summary of the general rules applicable to the grant and vesting or exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options

Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable. Further, the income tax deduction may be limited by the deductibility of compensation paid to certain officers under Code section 162(m).

Non-Qualified Stock Options

With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the limits of Code section 162(m) and the requirement that the compensation be reasonable; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time, subject to the limits of Code section 162(m). The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights

Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company may receive a deduction at the time of exercise equal to the cash and fair market value of our common stock payable upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock

A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

Other Stock-Based Awards

The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation

Section 409A of the Code imposes certain requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan may become immediately taxable. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Stock appreciation. rights and deferred stock awards that may be granted under the EIP may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

Please note, the foregoing is a general tax discussion and different tax rules may apply to specific participants and transactions under the EIP.

New EIP Benefits

Except for any common shares that may be issued in settlement of awards previously approved by the compensation committee, as described in this Amended Proxy Statement under “Executive Officer and Director Compensation,” the Company is unable to estimate or describe the Grants that may be issued under the EIP, as amended (if the amendment is approved by the stockholders) because the Board of Directors or the compensation committee of our Board of Directors will determine the Grants that may be issued during the term of the EIP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE EIP.

PROPOSAL NO. 4. to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement

We are seeking stockholder approval, to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement.

The information set forth in this Proposal No. 4 is qualified in its entirety by reference to the full text of the May Letter Agreement attached as exhibits 10.1 to our Current Report on Form 8-K filed with the SEC on May 23, 2023. Stockholders are urged to carefully read the May Letter Agreement.

Background to the Proposal

As previously reported, the Company entered into:

●	a Securities Purchase Agreement, dated as of May 27, 2022 (the “May Agreement”), between the Company and Greenle Alpha;

●	a Securities Purchase Agreement, dated as of June 30, 2022, and amended by the letter agreement dated July 15, 2022 and Addendum to Securities Purchase Agreement dated as of August 15, 2022 (as amended, the “June Agreement”), between the Company and Greenle Alpha;

●	a Securities Purchase Agreement, dated as of September 30, 2022, and amended by the letter agreement dated October 20, 2022 (as amended, the “September Agreement” and, together with the May Agreement and the June Agreement, the “Purchase Agreements”), between the Company and Greenle Alpha; and

●	a Loan Agreement, dated as of November 23, 2022 (the “Loan Agreement” and collectively with the Purchase Agreements, the “Greenle Agreements”), among the Company and Greenle, as supplemented or amended by a letter agreement dated February 17, 2023.

Under the terms of the Agreements, we were obligated to make quarterly payments (each a “Revenue Share”) to Greenle based on certain percentages of the revenues generated by certain of our leased properties during the term of the applicable leases (including any extensions thereof).

As previously reported, on February 13, 2023, the Company and Greenle entered into an agreement pursuant to which certain Revenue Share payments for 2023 were converted into an obligation to issue shares of our common stock to Greenle in the amounts prescribed therein (the “February 2023 Revenue Share Agreement”), with all future Revenue Share obligations accruing on and after January 1, 2024 remaining in place.

On May 21, 2023, we entered into the May Letter Agreement pursuant to which the right to receive any and all Revenue Share with respect to any property or operations of the Company has been terminated in its entirety for 2024 and forever thereafter and Greenle shall not be entitled to receive any payment therefor (other than the remaining periodic share issuances and cash payments under the February 2023 Revenue Share Agreement, all of which shall be completed by January 1, 2024).

In consideration for the termination of the Revenue Share for 2024 and thereafter, we will issue to Greenle, from time to time, in each case, at Greenle’s election upon 61 days prior written notice delivered to us on and after September 1, 2023 and before August 31, 2028, up to an aggregate of 6,740,000 shares of common stock of the Company (the “Agreement Shares”).

Notwithstanding anything to the contrary, without our prior written consent, Greenle shall not be permitted to sell or transfer any Agreement Shares, except in accordance with the following:

●	up to 20% of the Agreement Shares may be sold during the calendar quarter in which Agreement Shares are first issued (the “Initial Share Issuance”)(with any issued shares not sold in such quarter eligible for sale any time thereafter);

●	up to an additional 20% of the Agreement Shares may be sold during the first calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter);

●	up to an additional 20% of the Agreement Shares may be sold during the second calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter);

●	up to an additional 20% of the Agreement Shares may be sold during the third calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter); and

●	up to an additional 20% of the Agreement Shares may be sold during the fourth calendar quarter immediately following the calendar quarter in which the Initial Share Issuance is made (with any issued shares not sold in such quarter eligible for sale any time thereafter).

If eligible, the Company shall, on or prior to September 30, 2023, file a shelf registration statement on Form S-3 (or such other available form) registering under the Securities Act of 1933, as amended (the “Securities Act”), (among other future issuances) the issuance of the Agreement Shares by the Company to Greenle from time to time under the terms of the May Letter Agreement. If the Company is not eligible to register the Agreement Shares in full pursuant to the preceding sentence, the Agreement Shares will be issued under an exemption from the registration requirement of the Securities Act, and within 30 days of each issuance of shares, the Company shall file a registration statement registering the resale of such Agreement Shares under the Securities Act on Form S-3, if the Company is then eligible to use such form, or if the Company is not then eligible to use such form, Form S-1 or other suitable and available registration form under the Securities Act. In each case, the Company shall use its commercially reasonable best efforts to have each such registration statement declared effective by the SEC within 50 days of filing same.

Nasdaq Stockholder Approval Requirement

Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities

Pursuant to the terms of the May Letter Agreement, we agreed to present, at our next annual meeting or special meeting of our stockholders (which meeting shall be held no later than August 15, 2023), a proposal to approve the issuance of all Agreement Shares pursuant to the terms of the May Letter Agreement and use our commercially reasonable efforts to obtain such approval (the “Requisite Stockholder Approval”) as necessary to ensure compliance with Nasdaq Rule 5635(d). Brian Ferdinand, our chairman of the board and chief executive officer (on behalf of himself and all entities under this control), appointed Greenle Alpha his proxy to vote all shares owned by him (and such entities) in favor of such proposal. If the Requisite Stockholder Approval is not obtained on or prior to September 1, 2023, the May Letter Agreement shall be terminated, and all Revenue Share rights reinstated retroactively to May 21, 2023.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle pursuant to the May Letter Agreement

AUDIT COMMITTEE REPORT

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022:

●	The Audit Committee of the Board of Directors of LUXH, or the Audit Committee, has reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with LUXH’s management and Grassi & Co., CPAs, P.C., the Company’s independent registered public accounting firm;

●	Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm the overall scope and plans for the audit. Subsequent to the audit and each quarterly review, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements;

●	The Audit Committee has discussed with LUXH’s independent registered public accounting firm, Grassi & Co., CPAs, P.C., the matters required to be discussed by the Public Company Accounting Oversight Board, (“PCAOB”);

●	The Audit Committee has received the written disclosures and the letter from Grassi & Co., CPAs, P.C., required by applicable requirements of the PCAOB regarding Grassi & Co., CPAs, P.C.’s communications with the Audit Committee concerning independence, and has discussed with Grassi & Co., CPAs, P.C. the independence of Grassi & Co., CPAs, P.C., and satisfied itself as to Grassi & Co., CPAs, P.C.’s independence; and

●	Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of LUXH that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The Audit Committee has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this Amended Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), and the Exchange Act, except to the extent LUXH specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors: Aimee J. Nelson, Chair Leonard Toboroff Jeffrey Webb

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of April 18, 2023 with respect to the beneficial ownership of our common stock:

●	each person known by us to beneficially own more than 5% of our common stock;

●	each of our named executive officers and directors (and director nominees); and

●	all of our executive officers and directors as a group.

We believe, based on the information furnished to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name	Shares of Common Stock Owned	Percentage Ownership
Brian Ferdinand, Chairman and Chief Executive Officer(2)	16,537,303	56.2%
Jimmie Chatmon, Chief Operating Officer and Director(3)	1,733,000	5.92%
David Gurfein, former President and Chief Operating Officer(4)	975,199	3.32%
Shanoop Kothari, President and Chief Financial Officer(5)	1,466,833	5.0%
Karl Rothman, Chief Accounting Officer(6)	157,000	*
Kevin J. Mikolashek, Chief Compliance Officer(7)	75,000	*
Leonard Toboroff, Director(8)	450,000	1.53%
Aimee J. Nelson, Director	46,833	*
Jeffrey Webb, Director	46,833	*
David Berg, Director	46,833	*
Donald Engel, Director	46,833	*
EBOL Holdings LLC(9)	1,500,417	5.10%
Greenle Partners LLC Series Alpha P.S. and affiliate(9)	2,901,822	9.87%
All executive officers and directors (and nominees) as a group(11)	21,164,167	72.0%

*	Represents less than 1.0% of class.

(1)	Beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and generally includes shares over which such stockholder has voting or dispositive power, including any shares that such stockholder has the right to acquire within 60 days of the date hereof.

(2)	Represents (a) 15,468,969 shares of our common stock owned by THA Holdings LLC (“THA Holdings”), an entity controlled by Brian Ferdinand, our Chairman and Chief Executive Officer, (b) 462,500 shares of our common stock owned by THA Family II Limited Liability Company (“THA Family II”), an entity owned and controlled by Mr. Ferdinand’s spouse (c) 250,000 shares of our common stock issuable upon exercise of the THA Contingent Warrants owned by THA Family II L, (d) 115,000 shares of our common stock owned by Mr. Ferdinand, (e) 73,334 shares of our common stock owned by by SuperLuxMia LLC, (f) 55,000 shares of our common stock issuable upon conversion of a 2022 Insider Bridge Note owned by SuperLuxMia LLC, an entity owned and controlled by Mr. Ferdinand, (g) 112,500 shares of common stock issuable upon conversion of a 2022 Insider Bridge Note owned by THA Family II, See “Certain Relationships and Related Person Transactions.”

(3)	Represents 1,733,000 shares of our common stock owned by JLC III LLC (“JLC”), an entity owned and controlled by Jimmie Chatmon, our Executive Vice President and a director. The principal address of JLC is 180 NE 29 Street, #828, Miami, Florida 33137. The business address of Mr. Chatmon is the c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.

(4)	Represents 975,199 shares of our common stock owned by Sierra Bravo Holdings LLC (“SBH”), an entity owned and controlled by the spouse of David Gurfein, our President and Chief Operating Officer. Does not include 388,818 shares of our common stock issuable upon exercise of options granted to Mr. Gurfein, which options shall vest in three equal annual installments upon our company’s attainment of certain revenue targets as described in “Executive Compensation — Executive Compensation Arrangements.” The principal address of SBH is 5810 Kingstowne Center, Suite 120-317, Alexandria, Virginia 22315. The business address of Mr. Gurfein is c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.

(5)	Includes 875,000 shares of restricted stock issued under our Equity Incentive Plan which vested immediately, but up to 75% of such shares are subject to forfeiture in the event Mr. Kothari’s employment is terminated by us with cause or by Mr. Kothari without good reason. Includes 74,074 shares of our common stock, and 55,556 shares of common stock underlying a 2022 Insider Bridge Warrants owned by Mr. Kothari. See “Certain Relationships and Related Person Transactions.” The business address of Mr. Kothari is c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.

(6)	Does not include 125,000 shares of common stock issuable upon exercise of options granted to Mr. Rothman, which options shall vest in three equal annual installments commencing on August 16, 2023. The business address of Mr. Rothman is c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.

(7)	Does not include 93,750 shares of common stock issuable upon exercise of options granted to Mr. Mikolashek, which options shall vest in three equal annual installments commencing August 16, 2023. The business address of Mr. Mikolashek is c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.

(8)	Includes 14,815 shares of our common stock, 12,500 shares of common stock issuable upon exercise of warrants granted to Mr. Toboroff and 11,111 shares of common stock underlying a 2022 Insider Bridge Warrants owned by Mr. Toboroff. See “Certain Relationships and Related Person Transactions.”

(9)	Information based on the Form 13G filed jointly with the SEC on February 14, 2023 by EBOL Holdings LLC and Edward Rogers. Includes 111,111 shares issuable upon exercise of the EBOL Contingent Warrants as an assumed exercise price of $4.50. EBOL Holdings LLC is an entity owned and controlled by Edward Rogers, our company’s Head of Property Acquisitions.

(10)	Information based on the Form 13G filed jointly with the SEC on March 2, 2023 by Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Alan Uryniak. Mr. Urniak is the manager of Greenle Alpha and and Greenle Partners LLC Series Beta P.S. (“Greenle Beta”). Does not include 3,406,251 shares of common stock underlying warrants issued by the Issuer to Greenle Alpha and Greenle Beta, which warrants prohibit the exercise of such warrants if the holder or its affiliates would beneficially own more than 4.99% of the number of shares of the Issuer’s common stock outstanding immediately after giving effect to the issuance of shares of common stock upon the exercise of such warrants. Includes 1,823,566 shares of common stock underlying senior convertible promissory notes issued by the Issuer to Greenle Alpha, which notes prohibit the conversion of such notes if the holder or its affiliates would beneficially own more than 9.99% of the number of shares of the Issuer’s common stock outstanding immediately after giving effect to the issuance of shares of common stock upon the conversion of such notes. This includes 73,566 shares of common stock issuable upon the conversion of the accrued interest on such notes as of February 28, 2023. Includes 203,782 shares of common stock underlying a senior convertible promissory note issued by the Issuer (the “Greenle Beta Note”) to Greenle Beta, which note prohibits the conversion of such note if the holder or its affiliates would beneficially own more than 9.99% of the number of shares of the Issuer’s common stock outstanding immediately after giving effect to the issuance of shares of common stock upon the conversion of such note.

(11)	Represents all shares indicated as included in footnotes (2) through (8) above. Excludes all shares indicated as not included in footnotes (2) through (8) above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Affiliate Financings

Consulting services related to Consulting services related to the management of the Company, including overseeing the leasing of additional units and revenue management, were provided to the Company through a consulting agreement with SuperLuxMia LLC (“SLM”), a consulting firm controlled by our founder, chairman and Chief Executive Officer, Brian Ferdinand. For the year ended December 31, 2022, these consulting fees of the Company totaled approximately $192,000. For the year ended December 31, 2021, these consulting fees totaled approximately $722,000, year ended December 31, 2021. In May 2022, SLM provided $661,000 in financing to our company for general operating expenses relating to the launch of our Marriott Herald Square property. This loan is evidenced by an unsecured, 24-month note, bearing interest at 6% per annum, with interest payable at maturity. We may prepay this note at any time without prepayment penalty, subject to the terms of our other existing debt.

In December 2022, the Company, and Mr. Ferdinand, entered into a Note Extension and Conversion Agreement with Greenle Alpha and Greenle Beta (together, “Greenle”). Greenle was the purchaser of 15% OID senior secured notes and warrants to purchase our common stock under certain securities purchase agreements and loan agreements between us and Greenle. Pursuant to this agreement, we shall issue to Greenle a number of credits under our existing revenue share agreements which equal to fifteen percent (15%) of the principal amount of the Extension Notes so converted. Furthermore, Mr. Ferdinand agreed to personally and individually pay Greenle, without cost to the Company, any shortfall below $3,000,000 in the aggregate amount. Greenle realizes in public or private sales of the shares issued in connection with the conversion and the $3 million purchase price. As part of this agreement Mr. Ferdinand transferred 874,474 Shares in January of 2023. After this transfer, Mr. Ferdinand has no other obligations under this agreement.

In June 2022, Mr. Ferdinand personally provided us with an additional $750,000 of financing via a credit facility for operating expenses relating to the launch of certain of our newer properties, including the Astor Hotel and 1000 29th Street. This loan is evidenced by an unsecured, 24-month note, bearing interest at 6% per annum, with interest payable at maturity. We may prepay this note at any time without prepayment penalty, subject to the terms of our other existing debt. In October 2021, we issued a promissory note (the “October 2021 Note”) to THA Family II LLC, an affiliate of our Chief Executive Officer, in the principal amount of $2 million. As part of the note purchase we also issued warrants to purchase 250,000 shares of our common stock at an exercise price of $4.20. The October 2021 Note has a maturity date of April 15, 2023, and bears interest at the rate of 6% per annum, with such interest payable monthly in arrears in cash. At the close of our IPO $1.0 mm of principal balance of this note converted into 312,500 shares of our stock and remaining balance was repaid.

In April 2022, certain insiders of our company, including Mr. Ferdinand and certain of his family members, Shanoop Kothari, our president and Chief Financial Officer, and Leonard Toboroff, one of our directors, purchased in a private placement (“2022 Insider Bridge Financing”) unsecured 1.5% interest promissory notes having an aggregate principal amount of $1.38 million (“2022 Insider Bridge Notes”), together with five-year warrants (“2022 Insider Bridge Warrants”) to purchase an aggregate of 111,111 shares of our common stock at a per-share exercise price equal to 105% of the per-unit IPO price of our shares. All of the 2022 Insider Bridge Notes were converted at the closing of our IPO into shares at a price equal to 75% of the initial public offering price of our shares, resulting in the issuance of 426,667 units. The proceeds of the 2022 Insider Bridge Offering were used by us as a cash security deposit reserve for our credit card processing functions.

In November 2021, we issued a promissory note (the “November 2021 Note”) to EBOL Holdings LLC, an entity controlled by a holder of more than 5% of our common stock, in the principal amount of $500,000. As part of the note purchase we also issued the investor warrants to purchase 125,000 shares of our common stock at an exercise price of $4.20 per share. The November 2021 Note had a maturity date of May 15, 2023. At the closing of our IPO, $200,000 of the November 2021 Note was repaid, with $238,000 unpaid principal (and accrued interest thereon) remaining outstanding at December 31, 2022.

In April 2021, The Romanello Family Trust (the “Trust”), of which Andrea Ferdinand, the spouse of Brian Ferdinand, is the trustee, loaned our company the principal amount of $300,000, under the terms of a promissory note (“Trust Note”), which bears interest at the annual rate of 1%, with interest payable at maturity, and has a maturity date of November 1, 2021. Trust Note has been repaid in its entirety.

OTHER MATTERS

As of the date of this Amended Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment, postponement or continuation thereof, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

Except as set forth in this section, all shares of our common stock represented by valid proxies received will be voted in accordance with the provisions of the proxy.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8, any stockholder desiring to make a proposal to be acted upon at the 2023 annual meeting of stockholders must present such proposal to the Company at its principal office in Miami, Florida not later than April 7, 2024, in order for the proposal to be considered for inclusion in the Company’s proxy statement. The Company will not consider proposals received after April 7, 2024 for inclusion in the Company’s proxy materials for the Company’s 2023 annual meeting of stockholders.

The Company’s Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, but not included in the Company’s proxy statement, the stockholder must give timely notice in writing not earlier than March 8, 2024, nor later than April 7, 2024, which is the time period that is not later than 60 days nor earlier than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs. As to each matter, the notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and the business proposed to be brought before the annual meeting.

The Company’s Bylaws provide that a stockholder of record, both at the time of the giving of the required notice set forth in this sentence and at the time of the 2024 Annual Meeting, entitled to vote at the annual meeting may nominate persons for election to the Board of Directors by mailing written notice to the Secretary of the Company not earlier than March 8, 2024, nor later than April 7, 2024, which is the time period that is not more than 90 days nor less than 60 days prior to date of the meeting; provided however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs. The notice must contain the information specified in the Bylaws regarding the stockholder giving the notice and each person whom the stockholder wishes to nominate for election as a director.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2024, unless the date of the 2024 annual meeting of stockholders has been changed by more than 30 days from the previous year’s annual meeting of stockholders.

In addition to our Bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act, and the rules and regulations thereunder. Our Bylaw provisions do not affect any right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our Proxy Statement pursuant to Rule 14a-8 (or any successor provision).

ANNUAL REPORT ON FORM 10-K

Our 2022 Annual Report was filed with the SEC on March 31, 2023. A copy of the 2022 Annual Report filed with the SEC, exclusive of the exhibits thereto, may be obtained from us, without charge, by a request in writing. We will also furnish any exhibit to the 2022 Annual Report upon the payment of reasonable fees relating to our expenses in furnishing the exhibit. Beneficial owners must include in their written requests a good faith representation that they were beneficial owners of our common stock on March 31, 2023. Such requests should be directed to us at 2125 Biscayne Blvd, Suite 253, Miami, FL 33137, Attention: Secretary.

The notice of annual meeting, Proxy Statement, Amended Proxy Statement and our 2022 Annual Report are available at the following website: www.virtualshareholdermeeting.com/LUXH2023.

By order of the Board of Directors

/s/ Shanoop Kothari
Shanoop Kothari
President, Chief Financial Officer and Secretary

June 5, 2023

APPENDIX A

LUXURBAN HOTELS INC.

FIRST AMENDMENT TO THE

2022 LONG-TERM INCENTIVE EQUITY PLAN

This First Amendment (this “First Amendment”) to the LuxUrban Hotels Inc. 2022 Long-Term Incentive Equity Plan (the “Plan”) is adopted by the Board of Directors of LuxUrban Hotels Inc. (the “Company”) on April 13, 2023, to be effective upon approval of this First Amendment by the Company’s stockholders of common stock.

1.	Capitalized terms used herein but not otherwise defined shall have the meaning given to such terms in the Plan.

2.	Section 3.1 of the Plan is modified as follows:

“Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 4,500,000 shares, all of which are subject to incentive stock option treatment. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.”

3.	All references to “CorpHousing Group Inc.” shall be deleted and replaced by references to “LuxUrban Hotels Inc.”

Termination Date. Unless terminated by the Board, this Plan, as amended, shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan, as amended, are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date of the Plan, as amended.

4.	Section 11.2 of the Plan is modified as follows:

5.	This First Amendment shall be effective when it is approved by the Company’s stockholders.

A-1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LUXH2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V19022-Z85164 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LUXURBAN HOTELS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian Ferdinand
02) Jimmie Chatmon
03) Leonard Toboroff
04) David Berg
05) Donald Engel
06) Aimee J. Nelson
07) Jeffrey Webb

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V19023-Z85164

LUXURBAN HOTELS INC.
Annual Meeting of Stockholders
June 6, 2023 9:30 am ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Shanoop Kothari with power to act without the other and with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of LuxUrban Hotels Inc. to be held June 6, 2023 or any adjournment thereof, with all powers which the undersigned would posses if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side